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            SUPPLEMENT TO OFFER TO PURCHASE DATED OCTOBER 6, 1994


                         CE ACQUISITION COMPANY, INC.
                         A WHOLLY OWNED SUBSIDIARY OF

                       CALIFORNIA ENERGY COMPANY, INC.
         HAS AMENDED ITS OFFER TO PURCHASE TO INCREASE THE PRICE FOR
                      12,400,000 SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                      OF

                             MAGMA POWER COMPANY

                                      TO


                             $38.50 NET PER SHARE

       THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED AND WILL NOW EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON FRIDAY, NOVEMBER 4, 1994, UNLESS THE OFFER IS EXTENDED.


                                                              October 26, 1994

To Our Clients:


   Enclosed for your consideration are the Supplement, dated October 26, 1994 (the "Supplement"), to the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase"), and the revised GREEN Letter of Transmittal (which documents, together with the original BLUE Letter of Transmittal, constitute the "Offer") relating to an offer by CE Acquisition Company, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of California Energy Company, Inc. ("CECI"), to purchase 12,400,000 shares of common stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada Corporation (the "Company"), and the associated Preferred Share Purchase Rights (the "Rights") issued on October 14, 1994 pursuant to the Rights Agreement, dated as of October 6, 1994, between the Company and Chemical Trust Company of California, as Rights Agent (the "Rights Agreement") at $38.50 per Share (and associated Right), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer.


   If the Purchaser declares that the Merger Agreement Condition (as defined in the Offer to Purchase and in the Supplement) is satisfied, the Purchaser will not require delivery of Rights. Unless and until the Purchaser declares that the Merger Agreement Condition is satisfied, holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of such Share. IF THE DISTRIBUTION DATE (AS DEFINED IN THE OFFER TO PURCHASE) HAS NOT OCCURRED PRIOR TO THE TIME SHARES ARE TENDERED PURSUANT TO THE OFFER, A TENDER OF SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. IF THE DISTRIBUTION DATE OCCURS AND THE CERTIFICATES REPRESENTING RIGHTS ("RIGHTS CERTIFICATES") ARE DISTRIBUTED BY THE COMPANY TO HOLDERS OF SHARES PRIOR TO THE TIME A HOLDER'S SHARES ARE TENDERED PURSUANT TO THE OFFER, IN ORDER FOR RIGHTS (AND THE CORRESPONDING SHARES) TO BE VALIDLY TENDERED, RIGHTS CERTIFICATES REPRESENTING A NUMBER OF RIGHTS EQUAL TO THE NUMBER OF SHARES TENDERED MUST BE DELIVERED TO IBJ SCHRODER BANK & TRUST COMPANY (THE "DEPOSITARY") OR, IF BOOK-ENTRY DELIVERY IS AVAILABLE WITH RESPECT TO RIGHTS, A BOOK-ENTRY CONFIRMATION MUST BE RECEIVED BY THE DEPOSITARY WITH RESPECT THERETO. If the Distribution Date occurs and Rights Certificates are not distributed prior to the time Shares are tendered pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedures described in Section


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4 of the Offer to Purchase and below. In any case, a tender of Shares constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within five business days after the date Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a book-entry confirmation, if available, with respect to such Rights prior to accepting the corresponding Shares for payment pursuant to the Offer, if the Distribution Date occurs prior to the expiration of the Offer (the "Expiration Date"). Holders of Shares and Rights whose certificates for such Shares ("Share Certificates") or, if applicable, Rights Certificates, are not immediately available (including, if the Distribution Date has occurred, because Rights Certificates have not yet been distributed) or who cannot deliver their Share Certificates or, if applicable, their Rights Certificates, and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares and Rights according to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase and below. All references to Rights shall include all benefits which may inure to stockholders pursuant to the Rights Agreement and, unless the context requires otherwise, all references to Shares shall include the Rights.


   THIS MATERIAL IS BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF SHARES AND ASSOCIATED RIGHTS CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. A TENDER OF SUCH SHARES AND RIGHTS CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER SHARES OR RIGHTS HELD BY US FOR YOUR ACCOUNT. ACCORDINGLY, WE REQUIRE INSTRUCTIONS AS TO WHETHER YOU WISH TO TENDER ANY OR ALL OF SUCH SHARES AND RIGHTS HELD BY US FOR YOUR ACCOUNT, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER.

   Please note the following:


       1. The Purchaser is offering to purchase 12,400,000 Shares (and associated Rights) at an increased price of $38.50 per Share (and associated Right), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer.


     2. The Offer, the proration period and withdrawal rights will expire at 12:00 Midnight, New York City time, on Friday, November 4, 1994, unless the Offer is extended.

     3. THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN BEFORE THE EXPIRATION OF THE OFFER THAT NUMBER OF SHARES WHICH, TOGETHER WITH SHARES BENEFICIALLY OWNED BY THE PURCHASER, REPRESENTS AT LEAST A MAJORITY OF THE SHARES OUTSTANDING ON A FULLY DILUTED BASIS, (2) THE COMPANY HAVING ENTERED INTO A DEFINITIVE MERGER AGREEMENT WITH THE PURCHASER TO PROVIDE FOR THE ACQUISITION OF THE COMPANY PURSUANT TO THE OFFER AND THE PROPOSED MERGER (AS DEFINED IN THE OFFER TO PURCHASE), (3) THE PURCHASER BEING SATISFIED, IN ITS SOLE JUDGMENT, THAT THE PURCHASER HAS OBTAINED FINANCING SUFFICIENT TO ENABLE IT TO CONSUMMATE THE OFFER AND THE PROPOSED MERGER, AND (4) AUTHORIZATION BY CECI'S STOCKHOLDERS OF THE ISSUANCE OF CECI COMMON STOCK (AS DEFINED IN THE OFFER TO PURCHASE) SUFFICIENT TO COMPLETE THE PROPOSED MERGER. THE OFFER IS ALSO SUBJECT TO CERTAIN OTHER TERMS AND CONDITIONS.

     4. Tendering stockholders will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of the Letter of Transmittal, stock transfer taxes on the purchase of Shares or Rights pursuant to the Offer.

     5. Payment for Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of (i) certificates for such Shares and, if applicable, Rights Certificates for the associated Rights, or timely confirmation of the book-entry transfer of such Shares and, if applicable, Rights (if available with respect to such Rights), into the Depositary's account at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in
Section 4 of the Offer to Purchase, (ii) the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) (as described in Section 4 of the Offer to Purchase) in connection with a book-entry transfer, and (iii) any other documents required by the Letter of Transmittal. Accordingly, payment may not be made to all tendering stockholders at the same time depending upon when certificates for, or confirmations of book-entry transfer of, such Shares (or Rights, if available with respect to such Rights) into the Depositary's account at a Book-Entry Transfer Facility are actually received by the Depositary.


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   If you wish to have us tender any or all of the Shares and/or Rights held by us for your account, please so instruct us by completing, executing and returning to us the instruction form contained in this letter. If you authorize a tender of your Shares and/or Rights, all such Shares and such Rights will be tendered unless otherwise indicated in such instruction form. Your authorization to tender Shares shall be deemed authorization to tender the associated Rights regardless of whether they are separate from the Shares. Please forward your instructions to us in ample time to permit us to submit a tender on your behalf prior to the expiration of the Offer. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Shares held by us for your account.

   The Purchaser is not aware of any state where the making of the Offer is prohibited by administrative or judicial action pursuant to state statute. If the Purchaser becomes aware of any state where the making of the Offer is so prohibited, the Purchaser will make a good faith effort to comply with any such statute or seek to have such statute declared inapplicable to the Offer. If, after such good faith effort, the Purchaser cannot comply with any applicable statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares and/or Rights in such states. In those jurisdictions where the laws require the Offer to be made by a licensed broker or dealer, the Offer is being made on behalf of the Purchaser by Gleacher & Co. Inc. or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.


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         INSTRUCTIONS WITH RESPECT TO THE OFFER TO PURCHASE FOR CASH
                      12,400,000 SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                      OF
                             MAGMA POWER COMPANY


   The undersigned acknowledge(s) receipt of your letter and the enclosed Supplement, dated October 26, 1994 (the "Supplement"), to the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase"), and the related revised GREEN Letter of Transmittal (which, together with the original BLUE Letter of Transmittal, constitute the "Offer") relating to the offer by CE Acquisition Company, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of California Energy Company, Inc. ("CECI"), to purchase 12,400,000 shares of common stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada corporation, and the associated Preferred Share Purchase Rights (the "Rights") issued on October 14, 1994 pursuant to the Rights Agreement, dated as of October 6, 1994, between the Company and Chemical Trust Company of California, as Rights Agent, (the "Rights Agreement") at $38.50 per Share (and associated Right), net to the seller in cash, without interest thereon upon the terms and subject to the conditions set forth in the Offer to Purchase, the Supplement and in the Letters of Transmittal.


   This will instruct you to tender to the Purchaser the number of Shares and Rights indicated below (or if no number is indicated below, all Shares and Rights) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer.

Dated:
      -------------------------
Number of Shares to be Tendered*
_________________________Shares


Number of Rights to be Tendered*
_________________________Rights

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                                  Signature

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                                Print Name(s)

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                                Print Address

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                        Area Code and Telephone Number

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                 Tax Identification or Social Security Number

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   * UNLESS AND UNTIL THE PURCHASER DECLARES THAT THE MERGER AGREEMENT
    CONDITION (AS DEFINED IN THE OFFER TO PURCHASE AND IN THE SUPPLEMENT) IS SATISFIED, HOLDERS OF SHARES ARE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED TO EFFECT A VALID TENDER OF SUCH SHARE. IF CERTIFICATES REPRESENTING RIGHTS ("RIGHTS CERTIFICATES") HAVE BEEN DISTRIBUTED BY THE COMPANY TO HOLDERS OF SHARES PRIOR TO THE TIME A HOLDER'S SHARES ARE TENDERED PURSUANT TO THE OFFER, SUCH HOLDERS WILL BE REQUIRED TO VALIDLY TENDER RIGHTS CERTIFICATES REPRESENTING A NUMBER OF RIGHTS EQUAL TO THE NUMBER OF SHARES BEING TENDERED IN ORDER TO EFFECT A VALID TENDER OF SUCH SHARES. If separate Rights Certificates have not been issued, a tender of Shares will also constitute a tender of the associated Rights and only the line with respect to "Number of Shares to be Tendered" should be filled in. See Section 4 of the Offer to Purchase and Section 2 of the Supplement. Unless otherwise indicated, it will be assumed that all Shares and Rights held by us for your account are to be tendered.